UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 27, 2005


                                ELECTROGLAS, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


          Delaware                      0-21626                  77-0336101
================================================================================
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                6024 Silver Creek Valley Road, San Jose, CA 95138

--------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (408) 528-3000
                                                    --------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
         ---------------------------------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 27, 2005, the registrant issued a press release announcing the registrant's financial results for its fourth fiscal quarter ended December 31, 2004. A copy of the registrant's press release is attached hereto as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.

This Form 8-K, the information contained herein, and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibits shall not be incorporated by reference to any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01. Financial Statement and Exhibits

(c)  Exhibits.

Exhibit
Number     Document
------     --------
 99.1      Press Release of Electroglas, Inc., dated January 27, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ELECTROGLAS, INC.


Date: January 27, 2005                               By: /s/ Thomas E. Brunton
                                                         ---------------------
                                                         Thomas E. Brunton
                                                         Chief Financial Officer

EXHIBIT INDEX


Exhibit
Number     Document
-------    --------

 99.1      Press Release of Electroglas, Inc., dated January 27, 2005.